UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): February 10, 2014

TETRA Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13455	74-2148293
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

24955 Interstate 45 North
The Woodlands, Texas 77380
(Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code: (281) 367-1983

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The information set forth under Item 7.01 Regulation FD Disclosure is hereby incorporated by reference into this Item 2.02.

Item 7.01. Regulation FD Disclosure.

On February 10, 2014, TETRA Technologies, Inc. issued a press release announcing its 2014 financial guidance and a preliminary estimate of its fourth quarter 2013 results. A copy of the press release is furnished herewith as Exhibit 99.1.

Use of Non-GAAP Financial Information

The Company provides quarterly and annual financial statements that are prepared in accordance with generally accepted accounting principles, or “GAAP.” To help understand the Company’s past financial performance and projected future results, the Company has supplemented the estimated 2013 financial results and 2014 guidance provided in accordance with GAAP included in the press release with disclosures concerning estimated diluted 2013 per share income excluding the Company’s Maritech segment and unusual items, and 2014 earnings guidance excluding the Company’s Maritech segment, each of which is a non-GAAP financial measure. The methods the Company uses to produce these non-GAAP financial measures may differ from the methods used by other companies. Estimated diluted 2013 per share income excluding Maritech and unusual items, and 2014 earnings guidance excluding Maritech are not measures of financial performance under GAAP and should not be considered substitutes for financial performance presented in accordance with GAAP. The Company’s management uses this supplemental non-GAAP financial information internally to understand, manage and evaluate the company’s business, to make operating decisions and for planning and forecasting purposes. Reconciliation to the nearest GAAP financial measure of each non-GAAP financial measure is included in the press release attached hereto as Exhibit 99.1.

The information furnished in Item 7.01 and Exhibit 99.1 to this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated February 10, 2014, issued by TETRA Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA Technologies, Inc.
By:	/s/Stuart M. Brightman
Stuart M. Brightman
President & Chief Executive Officer
Date: February 10, 2014

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated February 10, 2014, issued by TETRA Technologies, Inc.

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